Van Kampen International Advantage Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2005 - August 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Chungh  8/10/    -     $18.98 125,420  57,220    0.05%  1.00%   Goldma    UBS
  wa      05                    ,424                              n     Invest
Teleco                          ADSs                            Sachs    ment
 m Co.                                                          Intern   Bank
  Ltd                                                           ationa
                                                                l, ABN
                                                                 AMRO
                                                                Rothsc
                                                                hild,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                 Hong
                                                                Kong,
                                                                Capita
                                                                  l
                                                                Securi
                                                                 ties
                                                                (Hong
                                                                Kong)
                                                                Ltd.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                  rs